UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011 (May 27, 2011)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street
New York, New York 10036
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On May 31, 2011, CIT Group Inc. announced the results to date of its offer to certain eligible noteholders to exchange any and all of the outstanding Series A Notes listed in the table below (the “Series A Notes”) for newly issued notes of CIT listed in the table below (the “New Series C Notes”) (the “Exchange Offer”). As of the Early Deadline, which was 5:00 p.m., New York City time, on May 27, 2011, a total of $8,754,429,138 (or 55.5%) of the outstanding Series A Notes had been tendered in the Exchange Offer. CIT also announced that it received consents from holders of a majority in principal amount of Series A Notes due in each of 2015, 2016 and 2017 in its consent solicitation which was open to all holders of the Series A Notes (the “Consent Solicitation”) and expired at the Early Deadline. The table below shows the principal amount of (a) tendered Series A Notes and (b) tendered or consented Series A Notes by maturity.

CUSIP Number	Principal Amount Outstanding	Title of Series A Notes	Title of New Series C Notes	Principal Amount of Series A Notes Tendered for Exchange	Principal Amount of Series A Notes Tendered or Consented
125581FV5	$3,156,011,226	7.00% Series A Second-Priority Secured Notes due May 1, 2015	7.00% Series C Second-Priority Secured Notes due May 4, 2015	$1,553,682,452 (49.2%)	$1,886,849,186 (59.8%)
125581FW3	$5,260,018,699	7.00% Series A Second-Priority Secured Notes due May 1, 2016	7.00% Series C Second-Priority Secured Notes due May 2, 2016	$3,091,406,124 (58.8%)	$3,745,203,276 (71.2%)
125581FX1	$7,364,026,178	7.00% Series A Second-Priority Secured Notes due May 1, 2017	7.00% Series C Second-Priority Secured Notes due May 2, 2017	$4,109,340,562 (55.8%)	$5,294,285,282 (71.9%)

     A copy of the Press Release announcing the results of the Exchange Offer to date and the Consent Solicitation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated May 31, 2011.

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Glenn A. Votek

Glenn A. Votek
Executive Vice President & Treasurer

Dated: June 2, 2011